UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2010

Curis, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-30347	04-3505116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Moulton Street, Cambridge, MA	02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 503-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 22, 2010, Curis, Inc. (the “Company”) entered into a placement agent agreement with RBC Capital Markets Corporation and Rodman & Renshaw, LLC (the “Placement Agents”) relating to the Company’s registered direct offering, issuance and sale (the “Offering”) to a select group of investors (the “Investors”) of 6,449,288 units (the “Units”) with each Unit consisting of (i) one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and (ii) one warrant to purchase 0.25 of a share of Common Stock (the “Warrants”). The above description of the placement agent agreement is qualified in its entirety by reference to the placement agent agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

In connection with the Offering, on January 22, 2010, the Company also entered into subscription agreements with each Investor purchasing Units in the Offering. The Investors have agreed to purchase the Units for a negotiated price of $2.52 per Unit. The above description of the subscription agreements is qualified in its entirety by reference to the form of subscription agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The initial per share exercise price of the Warrants is $3.55. The Warrants are exercisable at any time on or after the date of issuance and will be exercisable for a period of five years, ending January 27, 2015. The above description of the Warrants is qualified in its entirety by reference to the form of Warrant, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

The closing of the Offering is expected to take place on or about January 27, 2010, subject to the satisfaction of customary closing conditions.

The Units are being offered and sold pursuant to a prospectus dated August 18, 2008 and a prospectus supplement, pursuant to the Company’s previously effective shelf registration statement on Form S-3 (Registration No. 333-152612).

The legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Units is filed as Exhibit 5.1 hereto.

The net proceeds from the sale of the Units, after deducting the fee of the Placement Agents and other offering expenses, will be approximately $15.0 million. The Placement Agents will receive an aggregate fee of approximately $975,000, which represents 6% of the aggregate purchase price for the Units. The Company’s press release dated January 22, 2010 announcing its agreement to sell the Units is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date: January 22, 2010	By:	/S/ MICHAEL P. GRAY
Michael P. Gray Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agent Agreement dated January 22, 2010, among Curis, Inc., RBC Capital Markets Corporation and Rodman & Renshaw, LLC

4.1	Form of Warrant

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

10.1	Form of Subscription Agreement

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above)

99.1	Press Release dated January 22, 2010